PREM 14C

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                     PRELIMINARY SCHEDULE 14C INFORMATION
                  INFORMATION STATEMENT PURSUANT TO SECTION 14C


                    OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by

     Rule 14(a)-6(e)(2))

[ ]  Definitive Information Statement



              NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION
	      ---------------------------------------------------
              (Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No  Fee  Required

[ ]  Fee Computed on table below per Exchange Act Rules 14a-

     6(I)(4) and 0-11.



1.   Title  of  each  class  of  securities  to  which  transaction  applies:




2.   Aggregate  number  of  securities  to  which  transaction  applies:




3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):




4.   Proposed  aggregate  offering  price:




5.   Total  fee  paid:




[ ]  Fee  paid  previously  with  preliminary  materials.

[ ]  Check  box  is any part of the fee is offset as provided  by  Exchange Act

     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



1.   Amount  previously  paid:




2.   Form,  schedule,  or  registration  statement  number:




3.   Filing  party:




   1. Date  filed:




Notes:


              CAUTIONARY STATEMENT ON FORWARD-LOOKING INFORMATION


This Information Statement on Schedule 14C contains certain forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about plans and objectives of management, potential acquisitions and market growth and opportunity. These forward-looking statements are neither promises nor guarantees and involve risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. You should not expect that these forward -looking statements will be updated or supplemented as a result of changing circumstances or otherwise, and we disavow and disclaim an obligation to do so.



TO THE SHAREHOLDERS OF
NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION:


             NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION


                 FIFTH FLOOR, HIGH-TECH MANSION, GAOXIN ROAD,


                       HI-TECH ZONE, XI'AN P. R. CHINA


                       NOTICE OF ACTION BY STOCKHOLDERS


                     TO BE TAKEN ON SEPTEMBER ____, 2008


To the Stockholders of North American Gaming and Entertainment Corporation:


This Information Statement is furnished to the stockholders of North American Gaming And Entertainment Corporation, a Delaware corporation (the Company), in connection with the following corporate action approved by the Board of Directors of the Company:


         1) Re-domicile the corporation from the state of Delaware to the state of Nevada


         2) Adopt and effect a plan of merger between the Company and a newly created Nevada corporation under the name "China Changjiang Mining & New Energy Co., Ltd." to complete the re-domicile to Nevada.


THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.


Your vote or consent is not requested or required to approve the above amendments to the Company's certificate of incorporation. This Information Statement is provided solely for your information. On September 19, 2008 the holders of a majority of the 500,000 shares of our series C convertible preferred stock, (which represent approximately 96% of all shares entitled to vote on these matters), will execute a written consent in favor of all the proposals described herein. Under federal law, these proposals will not be effected until at least 20 days after this Information Statement has been sent to stockholders and notice of the action taken has been delivered to the Company at its principal place of business.


Only stockholders of record at the close of business  on  September  19,   2008
will receive this information statement. The Company is not soliciting proxies.


By Order of the Board of Directors





_____________________________


Chen Weidong, President & Director


September 19, 2008


                             INFORMATION STATEMENT

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY

      This Information Statement is first being electronically notified to shareholders of record as of September 19, 2008, of the outstanding common stock, $.001 par value per share (the "Common Stock") of North American Gaming and Entertainment Corporation, a Delaware corporation (the "Company"), as of the close of business on September 30, 2008 (the "Record Date"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This Information Statement relates to a written consent in lieu of a meeting, dated September ___ 2008, (the "Written Consent") of shareholders of the Company owning at least a majority of the outstanding shares of Common Stock as of the Record Date (the "Majority Shareholders").
 Except as otherwise indicated by the context, references in this information statement to "Company," "we," "us," or "our" are references to North American Gaming and Entertainment Corporation

      The Written Consent approves a change in the state of incorporation of the Company from Delaware to Nevada by merging the Company with and into a newly formed Nevada corporation (the "Reincorporation"), pursuant to an agreement and plan of merger (the "Plan of Merger"), in connection with which the Articles of Incorporation and Bylaws of the Nevada corporation shall become the Articles of Incorporation and Bylaws of the Company.

      The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the Delaware Revised Statutes and the Company's Bylaws to approve the Plan and the Reincorporation. Accordingly, the Plan and the Reincorporation are not presently being submitted to the Company's other shareholders for a vote. The Plan is effective as of September 30, 2008, the date it was approved by our Board of Directors, and the Reincorporation will become effective following the filing of Articles of Merger with the Nevada Secretary of State and Delaware Secretary of State.

      This is not a notice of a meeting of shareholders and no shareholders' meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

By Order of the Board of Directors,

Chen Wei Dong,  President
Xi'An, Shaanxi Province, PRC
September 19, 2008



              North American Gaming and Entertainment Corporation
	      ---------------------------------------------------
                 Fifth Floor, High-Tech Mansion, Gaoxin Road,
                        Xi'An, Shaanxi Province 710075


                              GENERAL INFORMATION

      This Information Statement is being first electronically furnished on or about September 19, 2008, to shareholders of the Company by the board of directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Shareholders.

      Only one copy of this Information Statement is being delivered to two or more shareholders who share an address unless we have received contrary instruction from one or more of such shareholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company's executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY SHAREHOLDERS.

      The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

      AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

      Under the Delaware Revised Statutes and the Company's Bylaws, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the Plan and the Reincorporation requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each shareholder is entitled to one vote per share of Common Stock on any matter which may properly come before the shareholders. On the Record Date, the Company had 500,000 preferred shares eligible to vote that carry the right to 1,218 votes per share 3and 3,216,058 shares of Common Stock issued and outstanding with he holders thereof being entitled to cast one vote per share.

      On September 19, 2008, our board of directors (the "Board of Directors") adopted resolutions approving the Plan and adopted resolutions approving the Reincorporation.

      Our Board of Directors believes that the Plan will help us to reduce our potential state franchise tax exposure, attract and retain the best available personnel for positions of substantial responsibility, provide additional incentive to our employees, directors and consultants, and promote the success of our business. Our Board of Directors believes that the change in our state of incorporation is desirable because it will result in the Company being incorporated in a state with a widely recognized body of corporate law and no state income tax.

                            CONSENTING STOCKHOLDERS

      On September 19, 2008, the following majority shareholders, each of whom also serve on the Board of Directors, approved in writing the Plan and the Reincorporation.

SHAREHOLDER:                        NUMBER OF SHARES              PERCENTAGE


ZHANG HONG JUN                           35,174,152                  57.8%
WANG SHENG LI                             7,442,558                 12.23%
LI PING                                   6,079,408                  9.99%
TIAN HAI LONG                             6,079,408                  9.99%







      Accordingly, the Company has obtained all necessary corporate approvals in connection with the adoption of the Plan and the Reincorporation. The Company is not seeking written consent from any other shareholders, and the other shareholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising shareholders of the action taken by written consent and giving shareholders notice of such actions taken as required by the Exchange Act.

      The Plan is effective as of September 19, 2008, the date it was approved by our Board of Directors. The Company has executed the Plan of Merger and will file Articles of Merger with the Secretary of State of Nevada and the Secretary of State of Delaware to effect the Reincorporation. Our Board of Directors has fixed September 30, 2008 (or as soon thereafter as practical) as the effective date of the Reincorporation (the "Effective Date").


This Information Statement is furnished in connection with an Annual Meeting of Stockholders called by the Board of Directors and the accompanying Notice of Annual Meeting will be first mailed or given to Changjiang 's stockholders on or about September 16, 2008.

For more information please refer to the Quarterly Report on Form 10-Q and the Annual Report on Form 10-KSB. If there are any questions or any further information is required with respect to the meeting and the transactions contemplated thereby, please contact us.


   (The remainder of this page purposely left blank.)

BACKGROUND  INFORMATION

This Information Statement is furnished by the Board of Directors of North American Gaming and Entertainment Corporation, a Delaware corporation ("Company"), to the holders of record at the close of business on September 15 2008 ("Record Date") of the Company's outstanding common stock, par value $0.001 per share ("Common Stock",) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

On September 19, 2008, the Company's Board of Directors unanimously approved, and the Company has received the written consent of a majority of the outstanding shares of common stock of the Company, for the following actions: approve an Agreement and Plan of Merger by and between the Company and the newly incorporated North American Gaming and Entertainment Corporation a Nevada corporation.

The  filing  of  Articles  of  Merger,  which   will  effect the re-domicile of
the Company to Nevada with the Nevada Secretary of State, will not be done until a date which is at least twenty (20) days after the filing of a Definitive Information Statement with the Securities and Exchange Commission and its mailing to all shareholders of record from whom the Company did not seek consent. This Information Statement will be mailed on or about September 30, 2008 to all such shareholders.


                     CHANGE IN OUR STATE OF INCORPORATION
                            FROM DELAWARE TO NEVADA

      On September 19, 2008, our Board of Directors adopted resolutions, subject to shareholder approval, to change the Company's state of incorporation from Delaware to Nevada. In order to accomplish the change in the state of incorporation, the Company will merge with and into a corporation which has been incorporated in Nevada specifically for that purpose under the name "CHINA CHANGJIANG MINING & NEW ENERGY CO., LTD." ("Changjiang"). Pursuant to the terms of the Plan of Merger, Changjiang will be the surviving corporation and the issued and outstanding shares of the Company's Common Stock will automatically be converted into shares of Changjiang common stock at the rate of one share of Changjiang common stock for each one share of the Company's Common Stock. The form of the Plan of Merger of is attached hereto as Appendix
A. Upon completion of the merger, the Articles of Incorporation and Bylaws of Changjiang will become the governing instruments of the Company and will differ in several respects from the current Articles of Incorporation and Bylaws of the Company, as more thoroughly discussed below.

REASONS FOR THE REINCORPORATION

      Nevada is a nationally-recognized leader in adopting and implementing comprehensive and flexible corporation laws that are frequently revised and updated to accommodate changing legal and business needs. In light of the Company's growth, our Board of Directors believes that it will be beneficial to the Company and its shareholders to obtain the benefits of Nevada's corporation laws. Nevada courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law construing Nevada corporation laws, with multiple cases concerning areas that Florida courts have not yet considered. Because the judicial system is based largely on legal precedents, the abundance of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporation law, and allow our Board of Directors and management to make business decisions and take corporate actions with greater assurance as to the validity and consequences of such decisions and actions.

CERTAIN EFFECTS OF THE CHANGE IN STATE OF INCORPORATION

      The Reincorporation will effect a change in the Company's legal domicile; however, the Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). Upon the effective time of the Reincorporation, each shareholder's shares of Common Stock will be converted into an equivalent number of shares of common stock of Chang Jiang.

      As previously noted, the Articles of Incorporation and Bylaws of Changjiang will be the governing instruments of the surviving corporation following the merger with the Company, resulting in several changes from the current Articles of Incorporation and Bylaws of the Company. Some of these changes are purely procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Delaware to an office and agent in Nevada. Some changes, however, will be substantive in nature. There are also material differences between the Delaware Act and Nevada corporation laws. Certain substantive changes to the Articles of Incorporation and Bylaws of the Company, as well as the material differences between Delaware and Nevada law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to Delaware and Nevada corporate laws and the Articles of Incorporation and Bylaws of Chang Jiang.

      Immediately following the Merger, the current Board of Directors and Officers will continue in their respective positions and responsibilities as the Board of Directors and Officers of Chang Jiang.

      As disclosed in more detail under the heading "Anti-Takeover Effects of Certain Provisions of Nevada Law and Our Articles of Incorporation and Bylaws" below, certain provisions of Changjiang Articles of Incorporation and Bylaws and applicable provisions of the Nevada Revised Statutes may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of our Company or changing our Board and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in our Company's control or in our management

Changes to Articles of Incorporation

(a)
      Limited Liability of Directors.

      The Articles of Incorporation of Changjiang limit the liability of the Company's directors to the maximum extent permitted by Nevada law. As a result, a director will have no personal liability to the Company or its shareholders for damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions in violation of section 78.300 of the Nevada Revised Statutes. The Company's current Articles of Incorporation do not contain any provision limiting the liability of the Company's directors under Delaware law. Our Board of Directors has determined that it is in the best interest of the Company to provide such indemnification of our directors and officers under certain circumstances in order to attract and retain superior candidates for these positions. We understand, however, that insofar as indemnification by us for liabilities arising under the Exchange Act may be permitted to our directors, officers and controlling persons pursuant to provisions of Chang Jiang's Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission (the "SEC"), such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Exchange Act and will be governed by the final adjudication of such issue.

(b)
      No Restrictions on Business Combinations with Interested Stockholders.

      The Company has elected not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, regulating corporate takeovers, so the Changjiang Articles of Incorporation opts out of these provisions. The application of these sections of the Nevada Revised Statutes would have limited the ability of the Company's stockholders to approve a transaction that they may deem to be in their interests. Our Board of Directors has determined that remaining subject to this statute would place unnecessary burdens on the Company in connection with the completion of beneficial business transactions with interested stockholders, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes. The FBCA subjects the Company to similar restrictions on transactions with interested shareholders, summarized below under the heading "Change from Delaware Law to Nevada Law," but the Company's current Articles of Incorporation does not contain a provision expressly electing not to be governed by that statute.

(c)
      No Restrictions on Control Share Acquisitions.

      In its Articles of Incorporation, Changjiang has elected not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, restricting certain acquisitions of a controlling interest in a corporation. Our Board of Directors has determined that remaining subject to this statute would place unnecessary burdens on the Company in connection with the completion of third party financings, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes. The FBCA subjects the Company to similar restrictions on control share acquisitions, summarized below under the heading "Change from Delaware Law to Nevada Law," but those provisions of the FBCA did not provide the Company with an option to opt out from the statute.

Anti-Takeover Effects of Certain Provisions of Nevada Law and Chang Jiang's Articles of Incorporation and Bylaws

      The SEC's Release No. 34-15230 requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Certain provisions of Nevada's corporation law and Chang Jiang's Articles of Incorporation and Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

      Change in Capitalization. Chang Jiang's Articles of Incorporation will provide for authorized Common Stock of the Company in the amount of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock as contained in the Information Statement of the Company filed on May 6, 2008. The large number of authorized Common Stock shares may make it more difficult for, or prevent or deter a third party from acquiring control of our Company or changing our Board of Directors and management, as well as, inhibit fluctuations in the market price of our Company's shares that could result from actual or rumored takeover attempts.

      Limitation of Director Liability. Chang Jiang's Articles of Incorporation limit the liability of our directors (in their capacity as directors but not in their capacity as officers) to us or our stockholders to the fullest extent permitted by Nevada law. Specifically, our directors will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except for liability: (a) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or
(b) under Section 78.300 of the Nevada Revised Statutes, which relates to unlawful payments of dividends.

      Indemnification Arrangements. Our bylaws provide that our directors and officers be indemnified and provide for the advancement to them of expenses in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by the Nevada Revised Statutes. We expect to enter into indemnification agreements with each of our directors and executive officers that provide them with rights to indemnification and expense advancement to the fullest extent permitted under the Nevada Revised Statutes.

      Removal of Directors and Filling of Vacancies. The increase in the number of votes required to remove a director from the Board of Directors and giving remaining directors the sole right to fill a vacancy on the Board of Directors may make it more difficult for, or prevent or deter a third party from acquiring control of our Company or changing our Board of Directors and management, as well as, inhibit fluctuations in the market price of our Company's shares that could result from actual or rumored takeover attempts.


      While it is possible that the management could use these provisions to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, the Company did not intend to construct or enable any anti-takeover defense or mechanism on its behalf.
 The Company has no intent or plan to employ these provisions as anti-takeover devices and it does not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

ACCOUNTING TREATMENT

      The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquirer and the surviving corporation, Chang Jiang, would be treated as the successor to the Company's historical operations. Accordingly, the Company's historical financial statements would be treated as the financial statements of the surviving corporation.


CERTAIN FEDERAL INCOME TAX CONSIDERATIONS


The following discussion describes certain material federal income tax considerations relating to the proposed reverse stock split. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.


This discussion may not address federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to stockholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.


STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCE OF THE REVERSE STOCK SPLIT FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.


      The Company has not requested and will not request a ruling from the Internal Revenue Service, nor has the Company requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation in the State of Nevada. The Company is structuring the Reincorporation in an effort to obtain the following consequences:

(a)
      the Reincorporation of the Company in the State of Nevada to be accomplished by a merger between the Company and Chang Jiang, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

(b)
      no gain or loss for federal income tax purposes will be recognized by shareholders of the Company on receipt by them of the common stock of Changjiang in exchange for shares of the Company's Common Stock;

(c)
      the basis of the Changjiang common stock received by shareholders of the Company in exchange for their shares of the Company's Common Stock pursuant to the Reincorporation in the State of Nevada will be the same as the basis for the Company's Common Stock; and

(d)
      the holding period for the Changjiang common stock for capital gains treatment received in exchange for the Company's Common Stock will include the period during which the Company's Common Stock exchanged therefor is held.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all shareholders. It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the Reincorporation in the state of Nevada. A successful challenge by the Internal Revenue Service could result in taxable income to the Company, Chang Jiang, and our shareholders, as well as other adverse tax consequences. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

NO REQUIREMENT FOR EXCHANGE OF STOCK CERTIFICATES

Following effectiveness of the Reincorporation in Nevada, all stock certificates which represented shares of the Company's Common Stock shall represent ownership of Changjiang common stock. We will print new stock certificates for our common stock that reflect the name change and change in our state of incorporation, although shareholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in the Company's securities in the over-the-counter market, management urges shareholders to surrender their old certificates in exchange for new certificates issued in the new name of the Company and has adopted a policy to facilitate this process. Each shareholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in the Company's state of incorporation) to the transfer agent of the Company, Island Stock Transfer, Inc., 100 Second Avenue South, Suite 705S, Tampa, FL 33701, Telephone 727-289-0010.The Company will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a shareholder. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

   VOTING  SECURITIES


The record date of shareholders entitled to receive notice of this corporate action by the Company is the close of business on September 19, 2008. Each share is entitled to one vote on any matter that may properly come before the shareholders and there is no cumulative voting right on any shares. Under Delaware law, there are or may be dissenters' rights with respect to the merger action only to be taken by the Company, as set forth above.

All matters to be voted on require an affirmative vote of a majority of the issued and outstanding shares of the Company. The Company has solicited and received written consent of a majority in interest of stockholders (which is represented by not more than ten shareholders).


ITEM 2.  REVOCABILITY OF PROXY



Not Applicable




ITEM 3.  DISSENTERS' RIGHTS

      Under Delaware law, holders of our Common Stock are not entitled to dissenter's rights of appraisal with respect to the adoption of the Plan and our proposed Reincorporation.


REDOMICILE TO  THE  STATE  OF  NEVADA



The Board of Directors has unanimously approved, and the shareholders have approved, by written consent of a majority of issued and outstanding shares of common stock of the Company, the merger of the Company with a newly created Nevada corporation under the name "China Changjiang Mining & New Energy Co., Ltd." (Changjiang ) for the purpose of re-domiciling the Company to the State of Nevada. In the following discussion of the merger, the term "Company" refers to the Delaware corporation of which you are currently a shareholder, and the term "Changjiang " refers to a newly formed corporation that is incorporated in the State of Nevada. The re-omicile will be effected by merging the Company with and into Changjiang, which will be the survivor of the merger. After the merger, shareholders will continue to own an interest in a company that will be engaged in the same business that the Company was engaged in before the merger. Shareholders' proportionate ownership and relative voting rights will not change as a result of the merger. The Agreement and Plan of Merger between the Company and Changjiang is the legal document that governs the merger (a copy of this agreement is available upon request from the Company). The articles of incorporation and bylaws of the new Nevada corporation are also available upon request from the Company.

REASONS  FOR  THE  REDOMICILE.

The Company believes that Nevada law will provide greater efficiency, predictability and flexibility in its legal affairs than is presently available under Delaware law. Nevada has adopted comprehensive and flexible corporate laws. The Nevada legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law and changes in business circumstances. In addition, the Nevada Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for corporate
transactions.   In   addition,  a  change  in  domicile  offers  the  following advantages:


(a)  There  is  no  corporate  income  tax  in  Nevada;



(b)  There  is  no  taxation  on  corporate  shares  in  Nevada;  and



(c)  There  is  no  annual  franchise  tax  in   Nevada.  Due  to the assets of
the Company, the potential annual franchise taxes to the state of Delaware could exceed $200,000.



RE-DOMICILE  PROCEDURE.



The Company's re-domicile as a Nevada corporation will be effected by merging the Company with and into China Changjiang Energy (China). Changjiang will be the surviving corporation following the merger. Changjiang has not engaged in any activities except in connection with the proposed merger transaction. The mailing address of its principal executive offices and its telephone number are the same as those of the Company. When the merger is complete, each outstanding share of common stock of the Company will be automatically converted into one share of common stock of Changjiang
..

It will not be necessary for shareholders of the Company to exchange their existing stock certificates for new certificates. The Company and its registrar will make the appropriate revisions. Shareholders may use their current certificates or may submit the certificates to the transfer agent for replacement. If shareholders surrender a certificate representing the Company shares for exchange or transfer and new certificates are to be issued in a name other than that appearing on the surrendered certificate, the surrendered certificate must be accompanied by (1) all documents required to evidence and effect the transfer and (2) evidence that any applicable stock transfer taxes have been paid.

Following   the  merger, certificates bearing the name of Changjiang   will  be
issued in the normal course upon surrender of outstanding the Company certificates for new issuances, transfer or exchange.

CONDITIONS TO CONSUMATION OF THE REDOMICILE

The   merger  will   not   be   completed   unless,  among  other  things,  the
following conditions  are  satisfied  or,  if  allowed  by  law,  waived:

(a)  The   merger   is   approved  by  the  requisite  vote  of shareholders of
the Company,  which  has  already  occurred;  and

(b) None of the parties to the Agreement and Plan of Merger is subject to any decree, order or injunction that prohibits the consummation of the merger. There are no regulatory approvals needed for the merger.

AMENDMENT OR TERMINATION.

The Agreement and Plan of Merger may be amended, modified or supplemented at any time before or after its adoption by the shareholders of the Company. However, after adoption, no amendment, modification or supplement may be made or affected that requires further approval by the Company shareholders without obtaining that approval. The Board of Directors of the Company may terminate the Agreement and Plan of Merger and abandon the merger at any time before its effectiveness.

EFFECTIVE TIME.

The Company anticipates that the merger will become effective promptly following twenty days after filing of a Definitive Information Statement with the Securities and Exchange Commission. The merger of the Company with and into North American Gaming and Entertainment Corporation, if not terminated by its Board of Directors, will become effective upon the filing of Articles of Merger with the Nevada Secretary of State; unless a later effective time is specified in this filing. Articles of Merger are also required to be filed with the Delaware Secretary of State.

REQUIRED VOTE.

The merger requires the affirmative vote of the holders of a majority of the outstanding Company common stock.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSAL TO REINCORPORATE IN NEVADA
INCLUDING  THE  APPLICABILITY   OF   THE   LAWS   OF   ANY   STATE   OR   OTHER
JURISDICTION.

The reorganization contemplated by the reorganization agreement is intended to qualify as a tax-free reorganization, as contemplated by Section 368(A) of the Internal Revenue Code of 1986, as amended. Shareholders will not, under Section 354 of the Internal Revenue Code, recognize gain or loss when they receive shares of Changjiang common stock in exchange for an equal number of shares of the Company common stock in the merger; a stockholder's aggregate basis of the shares in Changjiang common stock received in the merger will be the same as the aggregate basis of the shares of the Company common stock surrendered in exchange for those shares; a stockholder's holding period in the shares of Changjiang common stock received in the merger will include the holding period of the shares of the Company common stock surrendered in exchange for those shares, provided that such stockholder holds those shares of the Company common stock as capital assets when the merger occurs; and no gain or loss will be recognized by Changjiang or the Company as a result of the merger.

The Company believes that the foregoing addresses the material United States federal income tax consequences of the acquisition to shareholders. The opinion is based upon the Code, applicable Treasury Regulations, judicial decisions and current administrative rulings, all of which are subject to change with retroactive effect.

The tax consequences to shareholders of the acquisition may be affected by their particular circumstances and by the applicability to them of one or more special rules like those which apply to dealers in securities, foreign persons, mutual funds, insurance companies and persons who do not hold their shares as capital assets. Therefore, the Company urges shareholders to consult their own tax advisor concerning the effect of the acquisition upon them, including the effect of any state, local or other tax to which they may be subject. An opinion of tax counsel will not be provided to shareholders.

SECURITIES ACT CONSEQUENCES

  Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger that has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate
registration of shares of common stock of Changjiang   will not be required.

COMPARATIVE RIGHTS OF SHAREHOLDERS.

When the merger is completed, the rights of shareholders will be governed by Changjiang's certificate of incorporation and bylaws and the Nevada Revised Statutes ("NRS"). Shareholders should consider the following comparison of the NRS and Changjiang 's articles of incorporation and bylaws, on the one hand, and the Delaware Corporations and Associations Act ("DCC") and the Company's existing articles of incorporation and bylaws, on the other. This comparison is not intended to be complete and is qualified in its entirety by reference to the NRS and Changjiang 's articles of incorporation and bylaws and the DCC and the Company's articles of incorporation and bylaws. Changjiang's articles of incorporation and its bylaws are available for inspection and copying upon request by any shareholder. The Company's existing articles of incorporation and bylaws are also available for inspection and copying upon request by any shareholder.

The NRS and Changjiang's articles of incorporation and bylaws contain provisions that could have an anti-takeover effect. The provisions included in Changjiang 's articles of incorporation and bylaws are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors and to discourage transactions that may involve an actual or threatened change of control of Changjiang that the Board of Directors does not believe is in the best interests of shareholders.

The NRS provides that any merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the Board of Directors and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provides otherwise. Under the NRS, the vote of the shareholders of a corporation surviving a merger is not required if:

   (a) The articles of incorporation of the surviving domestic corporation will not differ from its articles before the merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger;
   (b) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger. The Delaware Act contains similar provisions.

AMENDMENT OF BYLAWS

Under the NRS and DCC, unless the articles of incorporation of a corporation otherwise provides, amendments of its articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment.

Under  the  DCC,  directors  can  amend  the  bylaws  of a corporation, without
shareholder   action   at   any  time to add, change, or  delete  a  provision,
unless:

(a) Articles 101 to 117 of this title or the articles of incorporation reserve such power exclusively to the shareholders in whole or part; or

(b) A particular bylaw expressly prohibits the board of directors from doing
   so.

(c) The shareholders may amend the bylaws even though the bylaws may also be amended  by  the  board  of  directors.


SPECIAL  MEETINGS  OF  SHAREHOLDERS

Under the NRS and DCC, a special meeting of shareholders can be called by the corporation's board of directors or by any person or persons as may be authorized by the corporation's articles of incorporation or bylaws.
Under Changjiang 's bylaws special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than 10% of all the outstanding shares of the corporation entitled to vote at the meeting. Under the Company's bylaws the difference is that the special meeting may be called only by the board of directors or an officer instructed by the board of directors to call this meeting.

ACTION  WITHOUT  MEETING  OF  SHAREHOLDERS

The DCC permits corporate action without a meeting of shareholders under 7-107-104 only if all of the shareholders entitled to vote thereon consent to such action in writing. The NRS permits action without meeting upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or bylaws expressly provide otherwise. If proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the DCC require that prompt notice of the taking of the action be sent to those shareholders who have not consented in writing (the NRS does not requires this). Changjiang 's bylaws provide that corporate action without a meeting of shareholders may be taken by a majority of the outstanding shares of the company. The bylaws of the Company provide that the number of directors is to be at least one;

Changjiang  's  bylaws  also  specify   not  less  than  one.  As  of  the date
of this Information Statement, the Board of Directors of the Company consisted of two persons. Under both bylaws, the directors are to serve until the next annual meeting of the shareholders.
No holder of Changjiang common stock or the Company common stock has the right to vote cumulatively in the election of directors.

Under the DCC, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote in an election of directors unless provided otherwise by the corporation's articles of incorporation. Under the NRS, any director may be removed by the vote of shareholders representing not less than two-thirds of the voting power entitled to vote. The bylaws of the Company follow the provisions in DCC;

Changjiang 's bylaws are silent on the removal of directors, therefore the NRS would control. Under both the Changjiang and the Company bylaws, newly created directorships resulting from any increase in the number of directors or any vacancies on the board of directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, both bylaws provide that the directors elected to fill vacancies on the board of directors will hold office until the annual meeting of the shareholders.

LIMITATION  OF  LIABILITY

The NRS has provisions and limitations regarding directors' liability. The DCC does not have similar provisions. The NRS permits a corporation to include in its articles of incorporation a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director.

Under the NRS, the limitation of liability is for other than acts or omissions that involve intentional misconduct, fraud, or a knowing violation of law. The articles of incorporation of the Company contain provisions that afford the broadest possible limitations of liability.

While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, it does not eliminate that duty. Accordingly, these provisions have no effect on the availability of equitable remedies like an injunction or rescission based on a director's breach of his duty of care. These provisions apply to an officer only if he/she is also a director and is acting in the capacity as a director, and does not apply to officers who are not directors.

INDEMNIFICATION

Both the NRS and DCC generally permit a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party actions, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action. There must be a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. However, under DCC this provision may not eliminate or limit the liability of a director:

(a) In connection with a proceeding by or in the right of the corporation in which  the  director  was  adjudged  liable  to  the  corporation;  or

(b)   In   connection  with  any  other proceeding charging that  the  director derived
   an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

That determination must be made, in the case of an individual who is a director or officer at the time of the determination: By a majority of the disinterested directors, even though less than a quorum; by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or by a majority vote of the shareholders, at a meeting at which a quorum is present. Both NRS and DCC require indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.

ADVANCE  OF  EXPENSES

Both NRS and DCC permit a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon those individuals' commitment to repay any advances unless it is determined ultimately that those individuals are entitled to be indemnified. Under the DCC, a corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

(a)  The  director   furnishes   to   the  corporation a written affirmation of
the director's good faith belief that he or she has met the standard of conduct described in section 7-109-102;

(b) The director furnishes to the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct; and

(c)  A  determination   is   made   that  the  facts then known to those making
the determination  would  not  preclude  indemnification  under  this  article.

NRS has no similar requirements. Changjiang 's bylaws make indemnification of directors and officers mandatory to the fullest extent permitted by law; the Company's bylaws are silent on this point. Changjiang 's bylaws, provide for the advancement of expenses to defend claims and establish procedures for determining whether a director or officer is entitled to indemnification and enforcing rights to indemnification and advancement of expenses.

Both the NRS and DCC permit corporations to purchase or redeem their own shares of capital stock.

No   holder   of  Changjiang   common stock or the Company common stock  has  a
preemptive right  to  subscribe to any or all additional issues of the stock of
Changjiang   or the Company,  respectively.

Under both the NRS and DCC, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation.

EFFECT  OF  MERGER.

The effect of the merger will be that the new corporation will succeed to, without other transfer, and will possess and enjoy all rights, privileges, powers and franchises, and be subject to all restrictions, disabilities and duties of each of two constituent corporations, and the rights, privileges, powers and franchises of each of corporations, and all property, real, personal and mixed, and all debts to either of the constituent corporations shall be vested in the continuing corporation. In addition, all rights of creditors and all liens on any property of each of constituent corporations will be preserved unimpaired, limited to property affected by the liens at time of merger, and all debts, liabilities and duties of constituent corporations will attach to the continuing corporation, and may be enforced against it to the same extent as if debts, liabilities and duties had been incurred or contracted by it.

PREPARATION  FOR  THE  MERGER.


In preparation for this change, a Nevada corporation named "North American Gaming and Entertainment Corporation" will be established. The Board of Directors believes it is in the best interests of the Company to take advantage of the new identity by adopting the new corporate name. In connection with this name change, the Company will notify the OTC Bulletin Board and a new trading symbol will be assigned to the common stock of the Company. This corporation has not issued any capital stock. Its capital structure is identical to that of the Company, and it has the same directors and officers as the Company. Its principal place of business is the same as that of the Company, and is expected to remain in that location:

                 Fifth Floor, High-Tech Mansion, Gaoxin Road,
                        Xi'An, Shaanxi Province 710075


Item 5. MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES




The Company's Common Stock is traded over-the-counter and quoted from time to time in the OTC Bulletin Board under the trading symbol "NAGM.OB". Consequently, there is currently no established public trading market for the Company's Common Stock. The following table sets forth the range of high and low bid prices as reported by the OTC Bulletin Board for the periods indicated. Such quotations represent inter-dealer prices without retail markup, markdown, or commission, and may not necessarily represent actual transactions


  CALENDAR YEARS      BY QUARTER         BID PRICE
-----------------   --------------
                                      HIGH      LOW
                                     ------    -----

    2007               First          0.023     0.08
                       Second         0.023     0.48
                       Third           0.03     0.10
                       Fourth          0.02    0.065


    2008               First         $ 0.04   $0.025
                       Second         0.035   0.0125



ITEM  6.  VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF




        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


        The following table sets forth certain information regarding the beneficial ownership of our common stock, as of the Closing Date, by (i) each person, including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who is known by us to own beneficially 5% or more of our preferred and common stock, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, all persons listed below have sole voting power and investment power with respect to the shares owned by them.


SERIES C PREFERRED STOCK OWNERSHIP

NAME AND ADDRESS 		AMOUNT AND NATURE	    PERCENTAGE
OF BENEFICIAL OWNER (1)    OF BENEFICIAL OWNERSHIP (2)(3)
-----------------------    ------------------------------   -----------

CHEN WEI DONG                          499,630                 96%






VOTING POWER OF SERIES C PREFERRED STOCK OWNERSHIP AND BENEFICIAL OWNERSHIP ASSUMING FULL CONVERSION OF ALL PREFERRED SHARES AND GIVING EFFECT TO A ONE FOR TEN REVERSE STOCK SPLIT


  NAME AND ADDRESS 		 AMOUNT AND NATURE	    PERCENTAGE
OF BENEFICIAL OWNER (1)    OF BENEFICIAL OWNERSHIP (2)(3)
-----------------------    ------------------------------   ----------


(ClassSeries C Preferred Stock )
CHEN WEI DONG                            608,549                  1%
ZHANG HONG JUN                        35,174,152               57.8%
WANG SHENG LI                          7,442,558              12.23%
LI PING                                6,079,408               9.99%
TIAN HAI LONG                          6,079,408               9.99%
XU WEI                                         0                   0
CHEN MIN                               5,470,859               8.99%
OFFICERS AND DIRECTORS
 AS A GROUP (6PERSONS)                60,854,934	        100%














(See Footnotes Below)

(1) The address for each beneficial owner is attached. Each of these persons can also be reached through the Company's address which is listed c/o North American Gaming and Entertainment Company, Fifth Floor, High-Tech Mansion, Gaoxin Road, Hi-tech Zone, Xi'an P.R. China.
      Chen Wei Dong, Address: BeitangXi'Ang 11#, Linwei District, Weinan City, Shaanxi, China. Xu Wei Address: Xi'An Ning Zhong Lu 5#, Xi'an, Shaanxi, China Zhang Hong Jun, Address: Duqiao Paichusuo, Xiyi Road, Linwei District, Weinan City, Shaanxi, China. Wang Sheng Li, Address: Yun Yang, Jin Yang Xi' An, Wei Nan City, Shaanxi, China. Li Pin Address: Jie Fang Lu 132#, Wei Nan City, Shaanxi, China Tian Hai Long, Address:, Sinancun Erzu, Jiaqv Xiang Lin Wei District, Wei Nan City, Shaanxi, China.

(2) As used herein, a person is deemed to be the "beneficial owner" of a security if he or she has or shares voting or investment power with respect to such security, or has the right to acquire such ownership within sixty (60) days. As used herein, "voting power" includes the power to vote or to direct the voting of shares, and "investment power" includes the power to dispose or to direct the disposition of shares, irrespective of any economic interest therein.



(3) Except as otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them.



                          VOTE REQUIRED FOR APPROVAL


Section 240 and 242 of the General Corporation Laws of Delaware provides an outline of the scope of the amendments of the Certificate of Incorporation allowed a Delaware Corporation. This includes the amendments discussed herein. The procedure and requirements to effect a change in the number of issued and authorized shares of stock of a Delaware corporation are set forth in Sections 228, 240 and 242 providing that such a change must be adopted by the Board of Directors upon obtaining the approval of a majority of the stockholders.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY


            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON


No director, executive officer, director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to the Company's Certificate of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.


If you have any questions regarding the matters discussed herein, please contact our U. S. counsel, Charles W. Barkley at 6201 Fairview Rd. Suite 200 Charlotte, NC 28210, telephone number (704) 944-4290.

PRICE  RANGE  OF  COMMON  STOCK  AND  DIVIDENDS


The Company's Common Stock is traded over-the-counter and quoted from time to time in the OTC Bulletin Board under the trading symbol "NAGM.OB". Consequently, there is currently no established public trading market for the Company's Common Stock. The following table sets forth the range of high and low bid prices as reported by the OTC Bulletin Board for the periods indicated. Such quotations represent inter-dealer prices without retail markup, markdown, or commission, and may not necessarily represent actual transactions


CALENDAR YEARS         BY QUARTER        BID PRICE
--------------         ----------      --------------
                                        HIGH     LOW
                                       -----    -----

 2007                  First           0.023    0.08
                       Second          0.023    0.48
                       Third            0.03    0.10
                       Fourth           0.02   0.065


 2008                  First           $0.04  $0.025
                       Second          0.035  0.0125


Dividend  Policy

All   shares  of  common  stock  are  entitled  to  participate  proportionally in dividends if our Board of Directors declares them out of the funds legally available. These dividends may be paid in cash, property or additional shares of common stock. We have not paid any dividends since our inception and presently anticipate that all earnings, if any, will be retained for development of our business. Any future dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Our Shares are "Penny Stocks" within the Meaning of the Securities Exchange Act of 1934
Our  Shares  are  "penny  stocks"  within  the  definition  of   that  term  as
contained in the Securities Exchange Act of 1934, generally equity securities with a price of less than $5.00. Our shares will then be subject to rules that impose sales practice and disclosure requirements on certain broker-dealers who engage in certain transactions involving a penny stock.

Under the penny stock regulations, a broker-dealer selling penny stock to anyone other than an established customer or "accredited investor" must make a special suitability determination for the purchaser and must receive the purchaser's written consent to the transaction prior to the sale, unless the broker-dealer is otherwise exempt. Generally, an individual with a net worth in excess of $1,000,000 or annual income exceeding $200,000 individually or $300,000 together with his or her spouse is considered an accredited investor. In addition, unless the broker-dealer or the transaction is otherwise exempt, the penny stock regulations require the broker-dealer to deliver, prior to any transaction involving a penny stock, a disclosure schedule prepared by the Securities and Exchange Commission relating to the penny stock market. A broker-dealer is also required to disclose commissions payable to the broker-dealer and the Registered Representative and current bid and offer quotations for the securities. In addition a broker-dealer is required to send monthly statements disclosing recent price information with respect to the penny stock held in a customer's account, the account's value and information regarding the limited market in penny stocks. As a result of these regulations, the ability of broker-dealers to sell our stock may affect the ability of
Selling  Security  Holders  or  other  holders  to  sell  their  shares  in the secondary market. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.


These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. These additional sales practice and disclosure requirements could impede the sale of our securities, if our securities become publicly traded. In addition, the liquidity for our securities may be adversely affected, with concomitant adverse affects on the price our securities. Our shares may someday be subject to such penny stock rules and our shareholders will, in all likelihood, find it difficult to sell their securities.



ITEM  7.  DIRECTORS  AND  EXECUTIVE  OFFICERS

ELECTION  OF  DIRECTORS
At the Meeting, the successors to the current Board of Directors will be elected for a term of office. Each term shall commence immediately and continue for one year unless replaced. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly elected by the stockholders.

The following table sets forth the existing officers and directors of the Company.




   DIRECTOR   	AGE     POSITION AND OFFICE TO BE HELD WITH THE COMPANY
NAME OF PERSON
--------------  ---     -----------------------------------------------
Chen Wei Dong 	38 	President, Chief Executive Officer and Chairman of the Board
Xu Wei        	32 	Chief Financial Officer
Zhang Hong Jun	41 	Director
Wang Sheng Li 	41 	Director
Li Ping        	32 	Director
Tian Hai Long 	35 	Director


Each director of the Company will serve until its next annual shareholders' meeting and until his successor is appointed. Subject to employment agreements that they may have, the officers serve at the discretion of the board of directors of the respective companies.

      BIOGRAPHICAL INFORMATION OF-OFFICERS AND DIRECTORS OF THE COMPANY

Listed below is biographical information for each of the foregoing designated new directors and officers of the Company following the Exchange, including their principal occupations during the past five (5) years and other affiliations:

CHEN WEI DONG - President and Chief Executive Officer

Mr. Chen serves as our President and Chief Executive Officer and as a Director. Mr. Chen was named as Chairman of Changjiang Petroleum in March 2006. Prior to that, he was General Manager of Du Kang Trading Company from 2001 to 2006 and was a Bank Director of Branch Bank of China Agriculture Bank from May 1991 to January 2001. He served in the army of the People's Republic of China from October 1985 to March 1990. Mr. Chen studied in Northern West University Management School, majoring in Enterprise Management.

XU WEI - Chief Financial Officer

Ms. Wei was named as CFO of Changjiang Petroleum Energy Development Stock Co. Ltd. in March 2006. From 1900 to 1998, she was deputy section chief of the accounting department of Shaanxi Weinan Textile Factory. In 1999, she worked in Shaanxi Hui Huang Construction and Building Material Company as manager of the accounting department. She passed the Adult Self Study Examination in Shaanxi Province in 1990 with a major in Accounting.

ZHANG HONG JUN - Director

Mr. Zhang was named as a director of Changjiang Petroleum in April 2006. Prior to that, he was Chairman and CEO of Shaanxi Baishui Dukang Liquor Co. since 2002-2005. He is the Executive Commissioner of Shaanxi Federation of Industry & Commerce, an academician of the China Academy of Management of Science, the Shaanxi Deputy of the National People's Congress, Shaanxi Executive Commission of the Political Consultation Committee, the Vice Chairman of Wei Nan Federation of Industry & Commerce, the Vice Chairman of Beijing Federation of Shaanxi Commerce and the Chairman of Shaanxi Du Kang Alcohol Co. Ltd. Education.

On April 2, 2007, Mr. Zhang was named as Executive Commission of Shaanxi Federation of Industry & Commerce, academician of China Academy of Management of Science, Shaanxi Deputy of the NPC, Shaanxi Executive Commission of the Political Consultation Committee, Vice Chairman of Wei Nan Federation of Industry & Commerce, Vice Chairman of Beijing Federation of Shaanxi Commerce and named as Chairman of Shaanxi Du Kang Alcohol Co. Ltd.

He received his MBA from the China Academy of Management of Science.

WANG SHENG LI - Director

Mr. Wang was named a director of Changjiang Petroleum in March 2006. Prior to that, he was the manager of Xi Deng Hui Alcohol Co. Ltd. from 1998 to 2006. He studied in Xi'an Petroleum University Electron Construction School from 1995 to 1998, majoring in computers.

LI PIN - Director

Mr. Li was named a director of Changjiang Petroleum in March 2006. He was an officer of Wei Nan branch company of China Life Insurance Company from 2000 to 2005. Mr. Li studied in the Shaanxi Finance and Economics from 1994 to 1996, majoring in Finance and Economics Management.

TIAN HAI LONG - Director

Mr. Tian was named as director of Changjiang Petroleum in March 2006. He was the sales manager of Xi Deng Hui Alcohol Co. Ltd. from 1998 to 2006. He studied in the West Industry University Electronic Information School, majoring in e-commerce.



Item 8.     EXECUTIVE COMPENSATION

No compensation was awarded to, earned by, or paid to any executive officer or director of the Company during the years 2007, 2006, and 2005.

The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued.


SUMMARY COMPENSATION TABLE



Name and                               Year	Salary	Bonus       Other        Restricted      Securities    LTIP   Other
Principal Position                                (5)   	    Annual         Stock         Underlying   Payouts
                                        ($)       ($) 	 ($)      Compensation    Award(s)        Options       ($)    ($)
                                                             	      ($)           ($)             (#)
				       ------   ------  -----     ------------   ----------      ----------   ------- -----

Chen Wei Dong                          2005          0      0                0            0               0         0     0
(Chariman of board & CEO)              2006        675      0                0            0               0         0     0
                                       2007          0      0                0            0               0         0

Xu Wei, CFO                            2005          0      0                0            0               0         0     0
                                       2006        257      0                0            0               0         0     0
                                       2007          0      0                0            0               0         0     0

Yang Yi Jun                            2005          0      0                0            0               0         0     0
                                       2006        406      0                0            0               0         0     0
                                       2007          0      0                0            0               0         0     0

E. H.  				       2005          0      0                0            0               0         0     0
Hawes				       2006          0      0                0            0               0         0     0
                                       2007          0      0                0            0               0         0     0


Richard                                2005          0      0                0            0               0         0     0
Crane                                  2006          0      0                0       28,000               0         0     0
                                       2007          0      0                0            0               0         0     0

   1. Compensation paid in RMB has been converted at the rate of $1 USD = 7.398 RMB.

   2. Mr. Crane was granted options on January 20, 2000 to purchase 1,000,000 shares of common stock at an exercise price of $.03125 per share, the approximate fair market value on such date, with such options vesting immediately and having a term of five years from the date of grant. In March 2006, the options were extended for an additional five year period, expiring March 29, 2011. This resulted in compensation expense of $28,000, representing the estimated fair value of these options at the date these options were extended. The options were fully vested at the date of this award.

   3. The Company reimburses the directors for their expenses (if any) incurred in connection with their duties as directors.
   4. No cash compensation has been paid to any of our directors during these periods other than the stock option grants which were commenced in 2000 and extended in 2005... The compensation of the Board of Directors has not been established by any policy or amount. We have no standard arrangements under which we will compensate our directors for their services provided to us.


EMPLOYMENT AGREEMENTS

The Company has no employment agreements.


Compliance  with  Section   16(a)  of  the  Securities  Exchange  Act  of  1934
Section 16(a) of the Exchange Act, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Audit  Committee

Pre-Approval  Policy  for  Audit  and  Non-Audit  Services

We do not have a standing audit committee, and the full Board performs all functions of an audit committee, including the pre-approval of all audit and non-audit services before we engage an accountant. All of the services rendered to the Company by our auditors were pre-approved by our Board of Directors.

We are presently working with our legal counsel to establish formal pre-approval policies and procedures for future engagements of our accountants. The new policies and procedures will be detailed as to the particular service, will require that the Board or an audit committee thereof be informed of each service, and will prohibit the delegation of pre-approval responsibilities to management. It is currently anticipated that our new policy will provide (i) for an annual pre-approval, by the Board or audit committee, of all audit, audit-related and non-audit services proposed to be rendered by the independent auditor for the fiscal year, as specifically described in the auditor's engagement letter, and (ii) that additional engagements of the auditor, which were not approved in the annual pre-approval process, and engagements that are anticipated to exceed previously approved thresholds, will be presented on a case-by-case basis, by the President or Chief Financial officer for pre-approval by the Board or audit committee, before management engages the auditors for any such purposes. The new policy and procedures may authorize the Board or audit committee to delegate, to one or more of its members, the authority to pre-approve certain permitted services, provided that the estimated fee for any such service does not exceed a specified dollar amount (to be determined). All pre-approvals shall be contingent on a finding, by the Board, audit committee, or delegate, as the case may be, that the provision of the proposed services is compatible with the maintenance of the auditor's independence in the conduct of its auditing functions. In no event shall any non-audit related service be approved that would result in the independent auditor no longer being considered independent under the applicable rules and regulations of the Securities and Exchange Commission.



ITEM  9.  INDEPENDENT  PUBLIC  ACCOUNTANTS

The company filed a form 8-k on August 13, 2008 which was amended on September 12, 2008.

On August 11, 2008, NAGM engaged Brock, Schechter & Polakoff, LLP ("Brock") of Buffalo, New York as the Registrant's independent accountants to report on the Registrant's consolidated balance sheet as of December 31, 2008, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. BROCK has also been engaged to review the interim report on our financial statements for the period ended June 30, 2008. The decision to appoint Brock was approved by the Registrant's Board of Directors.

During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Brock, neither the Registrant nor anyone on the Registrant's behalf consulted with Brock regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

The Company hereby incorporates by reference any of the information required by paragraph (d) of this Item, that is contained in the Company's Form 10-KSB, filed with the Securities and Exchange Commission on April 30, 2008. A copy of that Form 10-KSB has been attached to this Information Statement.



ITEM 11.  AUTHORIZATION  OR  ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

No action is to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company except in exchange for outstanding securities of North American Gaming and Entertainment Corporation in order to redomicile in the state of Nevada as set forth in
Item  3  above.



ITEM 12.  MODIFICATION  OR  EXCHANGE  OF  SECURITIES

No   action  is  to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company except in exchange for outstanding securities of North American Gaming and Entertainment Corporation in order to redomicile in the state of Nevada as set forth in
Item  3  above.



ITEM 13.  FINANCIAL  AND  OTHER  INFORMATION

The Company hereby incorporates by reference any of the information required by paragraph (a) of this Item, that is contained in the annual report to security holders and the Company's Form 10KSB filed with the Securities and Exchange Commission on April 15, 2008, and interim reports filed on Form 10QSB for the periods ended March 31, 2008, and June 30, 2008.



ITEM 14.  MERGERS,  CONSOLIDATIONS,  ACQUISITIONS  AND  SIMILAR  MATTERS

The Company expects to take action to authorize the merger with North American Gaming and Entertainment Corporation to re-domicile in the state of Nevada as set forth in Item 3 above.



ITEM 15.  ACQUISITION  OR  DISPOSITION  OF  PROPERTY

No action is to be taken by the Company with respect to the acquisition or disposition of any property.



ITEM 16.  RESTATEMENT  OF  ACCOUNTS

No   action  is to be taken by the Company with respect to the  restatement  of any asset,  capital,  or  surplus  account  of  the  Company.



ITEM 17.  ACTION  WITH  RESPECT  TO  REPORTS

No  action   is   to   be  taken  by  the Company with respect to any report of
the Company or of its directors, officers, or committees or any minutes of a meeting of its security holders.



ITEM 18.  MATTERS  NOT  REQUIRED  TO  BE  SUBMITTED

No action is to be taken by the Company with respect to any matter which is not required to be submitted to a vote of security holders. Management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the officers and directors named in the accompanying information statement to vote, or otherwise act, in accordance with their judgment on such matters.



ITEM 19.  AMENDMENT  OF  ARTICLES,  BYLAWS  OR  OTHER  DOCUMENTS

No action will be taken by the Company with respect to the restatement and amendment of the existing articles of the Company, but the articles will effectively be replaced by the Articles of North American Gaming and Entertainment Corporation, a Nevada corporation, upon consummation of the intended re-domicile to Nevada. The name of the company will effectively be changed from "North American Gaming and Entertainment Corporation" to "China Changjiang Mining & New Energy Co., Ltd" Copies of the Articles of Incorporation of China Changjiang Mining & New Energy Co., Ltd will be made available upon request by contacting the Company in writing.



ITEM 20.  OTHER  PROPOSED  ACTION

No   action  is  to  be  taken  by  the  Company on any matter not specifically referred to  in  this  Schedule .



On May 6, 2008 we filed a definitive Information statement setting forth various corporate actions to increase the authorized capital, convert preferred shares and effect a reverse stock split. Our counsel believes that the delivery of notice may have been defective so we are re-sending the notice for that Information Statement contemporaneously herewith. The actions set forth will be taken at the same time as the re-domestication is completed.



ITEM 21.  VOTING  PROCEDURES

As set forth above in the discussion of the re-domicile to Nevada.



ITEM 22.  INFORMATION  REQUIRED  IN  INVESTMENT  COMPANY  PROXY  STATEMENT

Not  applicable.

   THIS INFORMATION STATEMENT IS PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY. NO ACTION ON YOUR PART IS SOUGHT OR REQUIRED.


By order of the Board of Directors

September 19, 2008




/s/  Chen Wei Dong
------------------------
Chen Wei Dong, President